EXHIBIT 10.1

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	10
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.	5. PROJECT NO. (If applicable)
P00025		See Block 16C	See Schedule
6. ISSUED BY	CODE	HM0210	7. ADMINISTERED BY (If other than item 6)	CODE	[*]
Nat'l Geospatial-Intelligence Agen. ATTN: OCSR/MS: S84-OCSR 7500 GEOINT DRIVE SPRINGFIELD VA 22150			[*] [*] [*] [*]
8.NAME AND ADDRESS OF CONTRACTOR (No, street, state and ZIP code)			☒ 9A. AMENDMENT OF SOLICITATION NO.
GEOEYE IMAGERY COLLECTION SYSTEMS INC.
2 325 DULLES CORNER BOULEVARD HERNDON VA 201714674			9B. DATED (SEE ITEM 11)
☒ 10A. MODIFICATION OF CONTRACT/ORDER NO. HM021010C003
10B. DATED (SEE ITEM 13)
CODE 1FND1	FACILITY CODE		08/06/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLITATIONS
☐	The above numbered solicilation isamended as set forth in item 14. The hour and date specified for rece'pt of Offer ☐is extended ☐is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified or as amended, by one of the following methods: (a) By completing Items 6 and 15, and returning ________ copies of the amendment; (b) By acknowledge receipt of this amendment on each copy of the offer submitted; or (c) By Items separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGE TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATE (if required) See Schedule	Net Increase:	$ 37,325,557.00
13.THIS ITEM ONLY APPLIES TO MODIFICATlON OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO.AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specifically authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT

B. THE ABOVE NUMBERED CONTRACT/ ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF.
☒	D. OTHER (Specify type of modification and authority) Mutual Agreement of the Parties
E. IMPORTANT: Contractor ☐Is not ☒Is required to sign this document and return ______________1_______ copies to the Issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subjet matter where feasible.)
Tax ID Number : 54-1660268
DUNS Number : 824842249
The purpose of this modification is to :

A.  Restructure Exercise Option 2 Contract Year 3 contract line item (CLIN) 0201 Service Level Agreement For Pixel & Imaginary Acquisition/Operations (Baseline Collection Capacity from a twelve (12) month option performance period into a three (3) month performance period followed by a nine (9) month option performance period.

B.   Restructure CLIN 0201 into four Sub-CLIN's

Contined . . .

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type of print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
William Schuster, COO		[*]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ William Schuster	8/30/2012	[*]	8/30/2012

UNCLASSIFIED

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00025	2	10
NAME OF THE OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC.
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
1. Sub-CLIN 0201AA- Service Level Agreement (SLA), 3 month period from 01-September-2012 through 30-November-2012 valued at $37,500,000;
2. Sub-CLIN 0201AB - NIPRNET & SIPRNET Web Hosting Service (WHS), from 01-September-2012 through 27-September-2012 valued at $750,000;
3. Sub-CLIN 0201AC - NIPRNET & SIPRNET Web Hosting Service (WHS), from 28-September-2012 through 30-November-2012 valued at $1,500,000; and
4. Sub-CLIN 0201AD - SLA including NIPRNET & SIPRNET WHS, 9 month period from 01-December-2012 through 31-August-2013) valued at $119,250,000.

C.  Exercise Option 2 Contract Year 3 for contract line items (CLIN) 0201AA Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), CLIN 0204 Value-Added Products And Services, CLIN 0205 Physical Media Delivery and CLIN 0206 System Engineering Services Support. Option CLINs 0201AB, 0201AC and 0201AD are not exercised.

D.  Reflect changes previously concurred with by GeoEye (GeoEye email of July 13, 2012) to the Permanent Withhold Service paragraphs under the EnhancedView Imagery Acquisition Statement of Work, Appendix A and B.

E. Additionally, the Parties agree that:

1.   During the Sub-CLIN 0201AA performance period, the fourth and fifth Performance Criteria (timelines) under SOW Appendix B Table 18A will be in effect vice the fourth and fifth Performance Criteria under SOW Appendix A Table 18B;

2.   During the Sub-CLIN 0201AD performance period, the fourth and fifth Performance Criteria (timelines) under SOW Appendix B Table 18A will remain in effect through January 31, 2013 vice the fourth and fifth Performance Criteria under SOW Appendix A Table 18B, after which the fourth and fifth Performance Criteria (timelines) under Table 18B will be in effect; and

3. During December 2012 and January 2013 Continued ...

UNCLASSIFIED

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00025	3	10
NAME OF THE OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC.
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
(Sub-CLIN 0201AD performance period) GeoEye will provide an additional 100,000 sqnmi of IKONOS Pan/MSI imagery in addition to the IKONOS sqnmi already specified in SOW Appendix B Tables 16a and 16b.

F.   In accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work, Appendix B, Metrics Reporting/Reports and Performance Criteria, $244,443 in CLIN 0101 Performance Criteria penalty consideration has been applied against CLIN 0201AA, reducing the total amount required to fund CLIN 0201AA from $37,500,000.00 to $37,255,557.00. (This amount may further increase if additional Hold Back penalty consideration becomes available.)

G.   These Options are exercised in accordance  with the contract terms and conditions  of the contract. The performance period is extended through 30-November-2012  for CLIN 0201 and through 31-August-2013 for CLINs 0204, 0205 and 0206. Accordingly, the contract is modified as follows:

1. Under Section B, Supplies or Services and Prices/Costs (change pages 22 through 26 are attached hereto) (page 26 is for repagination):
a. Under Paragraph B.7 Total Contract Price/Total Contract Funding:
(1) Under CLIN Series 0200, CLIN 0201 is broken into CLINs 0201AA, 0201AB, 0201AC and 0201AD, with Maximum Total Price values as indicated in Paragraph B above.

(2)   Under CLIN Series 0200, CLIN 0201AA, the Obligated Amount column is increased by $37,255,557.00  from $0.00 to $37,255,557.00. The Unfunded Amount column decreased by $37,255,557.00 from $37,500,000.00 to $244,443.00. The Maximum Total Price is unchanged. In accordance with the Section B.7 Table, Note# 2 (see 1.a.(8) below), CLIN 0201AA is deemed fully funded.

(3) Under CLIN Series 0200, CLIN 0201AB is established as described above. Continued ...

UNCLASSIFIED

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00025	4	10
NAME OF THE OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC.
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
(4) Under CLIN Series 0200, CLIN 0201AC is established as described above.
(5) Under CLIN Series 0200, CLIN 0201AD is established as described above.

(6)   Under CLIN Series 0200, CLIN 0206, the  Obligated Amount column is increased by $70,000.00 from $0.00 to $70,000.00. The Unfunded Amount column is decreased by $70,000.00 from $5,000,000.00 to $4,930,000.00. The Maximum Total Price is unchanged.

(7)   Under CLIN Series 0200, Subtotal Contract Year 3, the Obligated Amount column is increased by $37,325,557.00 from [*] to [*]. The Unfunded Amount column is decreased by $37,325,557.00 from [*] to [*]. The Maximum Total Price is unchanged.

(8)   Under Total Contract Value with Options, the Obligated Amount column is increased by $37,325,557.00 from [*] to [*]. The Unfunded Amount column is decreased by $37,325,557.00 from [*] to [*]. The Maximum Total Price column is unchanged.

(9)   At the bottom of the Section B.7 Table, new Note # 2 is added as follows:  Note #2: In accordance with (IAW) Attachment 1, EnhancedView  Imagery Acquisition Statement of Work, Appendix B, Metrics Reporting/Reports  and Performance Criteria, $244,443 in CLIN 0101 Performance Criteria penalty consideration has been applied against funds due under CLIN 0201. Accordingly, the CLIN 0201AA Obligated Amount column will not exceed $37,255,557.00. This amount may further decrease if additional Performance Criteria penalty consideration is due the Government.

b.   Under Paragraph B. 10 Option CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, and 0901 - Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), in the Table, Option CLIN 0201 (Contract Year 3) is revised into CLIN 0201AA,
Continued ...

UNCLASSIFIED

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00025	5	10
NAME OF THE OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC.
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0201AB, 0201AC and 0201AD as indicated on change page 24.
2. Under Section F, Deliveries or Performance (change pages 30 and 31 are attached hereto):
a. Paragraph F.2 FAR 52.247-34 F.O.B. Destination. (NOV 1991), the address is revised to: 2325 Dulles Corner Boulevard, Herndon, VA 20171-4674.
b. Paragraph F.3 Consignee and Address:
(1) The Defense Courier Service address is revised to:
[*] [*] [*] [*]
(2) The NGA address is revised to: NGA Registry, Mail Stop N23
[*] [*] [*] [*]
c. Paragraph F.5 Period of Performance, paragraph a.:
(1) Under the first paragraph the second sentence is revised to read: Specific CLIN periods of performance, excluding CLIN Series 010x and CLIN 0201, are as shown below.

(2)   Under the first paragraph a new third sentence is added as follows: CLIN 0201 is broken into a four part option with different performance periods: Sub-CLIN 0201AA, 01-September-2012 through 30-November-2012; Sub-CLIN 0201AB, 01-September-2012 through 27-September-2012; Sub-CLIN 0201AC, 28-September-2012 through 30-November-2012;  and Sub-CLIN 0201AD 01-December-2012 through 31-August-2013.

(3) In the Table, MAPCPE for CLIN Series 0x01 Contract Year 3 is revised to reflect the new third sentence above. Continued ...

UNCLASSIFIED

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00025	6	10
NAME OF THE OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC.
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

3.   Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the $37,255,557.00 obligation under CLIN 0201AA and the $70,000.00  obligation under CLIN 0206. Change page 34a is attached hereto.

4. Under Section H, Special Contract Requirements, Special Contract Requirement H.24, Exercise Of Options, Paragraph a (change page 46 is attached hereto):

a.   The third sentence is revised to read as follows:  An option will be exercised by issuance of a modification prior to the end of the current contract period, EXCEPT FOR: Option 1 Contract Year 2, which will be exercised by issuance of a modification not later than October 31, 2011; Option 2 Contract Year 3 CLIN 0201AC, which will be exercised by issuance of a modification  not later than September 14, 2012; and Option 2 Contract Year 3 CLIN 0201AD, which will be exercised by issuance of a modification not later than December 15, 2012.

b. The fourth sentence is revised to read as follows: The Government will provide written notice 30 days prior to its intent to exercise any option except for CLIN 0201AD, where the Government will provide written notice not later than October 31, 2012.

5.   Under Section J - List of Attachments, Attachment 1, EnhancedView Imagery Acquisition Statement of Work (SOW) dated May 30, 2012 is revised to change the date to August 24, 2012. Change page 63 is attached hereto.

6. Under Attachment 1, EnhancedView Imagery Acquisition Statement of Work (SOW), the following changes are made:
a. On the Title Page, the date is changed to 24 August 2012. Change page 1 is attached hereto.
b. Under Appendix A, Baseline Imagery Period Service Level Agreement Schedule:
(1) Under the paragraph entitled Continued ...

UNCLASSIFIED

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00025	7	10
NAME OF THE OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC.
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	"Permanent Withhold Service'', the paragraph is revised as delineated on change page 43. Change page 43 is attached hereto.

(2)   Table 15, Performance Criteria and Table 18B Performance Criteria, the effective date in the Table header is revised to read: Effective December 1, 2012. Change pages 45a through 45f are attached hereto.

	c. Under Appendix B, Baseline Imagery Period Service Level Agreement Schedule:
	(1) Under the paragraph entitled "Permanent Withhold Service", the paragraph is revised as delineated on change page 53. Change page 53 is attached hereto.

(2)   Table 15, Performance Criteria and Table 18B Performance Criteria, the effective through date in the Table header is revised to read: Effective October 5, 2011 thru November 30, 2012, then Table 18B. Change pages 55a through 55d are attached hereto.

	Discount Terms:
	Net 30

Payment:
DFAS Acct. Mtn. & Control/JDAC
ATTN: DFAS-IN-FI-JAM DEP 3248
8899 E. 56th Street
Indianapolis, IN 46249
Customer Service 1-888-332-7366
---FAX 1-866-894-8007

FOB: Destination
Period of Performance: 08/06/2010 to 08/31/2013

	Change Item 0201 to read as follows (amount shown is the obligated amount):
0201	Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). Total Value of CLIN 0201 if all Sub-CLINs are exercised is [*]. Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES				0.00
	Add Item 0201AA as follows: Continued ...

UNCLASSIFIED

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00025	8	10
NAME OF THE OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC.
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0201AA	Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). CLIN VALUE$37,500,000.00 Incrementally Funded Amount: $37,255,557.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Requisition No: NSU8G82177AS94				37,255,557.00
	Accounting Info: 9720100.4802 8A2 85CR P533XX SU8888 594C0 35102B 880300 ACRN: AN Funded: $37,255,557.00 Period of Performance: 09/01/2012 to 11/30/2012
	Add Item 0201AB as follows:
0201AB	Commercial Satellite Imagery - NIPRNET and SIPRNET Web Hosting Service (WHS) for the Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). Amount: $750,000.00(0ption Line Item) 08/31/2012 CLIN VALUE$750,000.00 Incrementally Funded Amount: $0.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Requisition No: NSU8G82177AS94				0.00
	Accounting Info: 9720100.4802 8A2 85CR P533XX SU8888 594C0 35102B 880300 ACRN: AN Funded: $0.00 Period of Performance: 09/01/2012 to 09/27/2012
	Add Item 0201AC as follows:

0201AC	Commercial Satellite Imagery - NIPRNET and SIPRNET Web Hosting Service (WHS) for the Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). Amount: $1,500,000.00(Option Line Item) 09/14/2012 CLIN VALUE$1,500,000.00 Continued ...				0.00

UNCLASSIFIED

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00025	9	10
NAME OF THE OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC.
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Incrementally Funded Amount: $0.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Requisition No: NSU8G82177AS94
	Accounting Info: 9720100.4802 8A2 85CR P533XX SU8888 594C0 35102B 880300 ACRN: AN Funded: $0.00 Period of Performance: 09/28/2012 to 11/30/2012
	Add Item 0201AD as follows:
0201AD	Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). Amount: $119,250,000.00(Option Line Item) 12/01/2012 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES				0.00
	Period of Performance: 12/01/2012 to 08/31/2013
	Change Item 0204 to read as follows(amount shown is the obligated amount):
0204	Commercial Satellite Imagery - Value-Added
Products and Services.
Award Type: Indefinite-quantity
Min. Qty: N/AI Max. Quantity: N/A
1   Min. Amt:  $0.001 Max. Amount: [*]
Minimum Guaranteed: N Product/Service Code: 7640
Product/Service Description: MAPS, ATLASES, CHARTS, &   GLOBES
Period of Performance: 09/01/2012 to 08/31/2013

					[*]
	Change Item 0205 to read as follows(amount shown is the obligated amount):
0205	Commercial Satellite Imagery - Physical Media Delivery. Award Type: Time-and-materials CLIN VALUE [*] Incrementally Funded Amount: $0.00 Product/Service Code: 7640 Continued ...				0.00

UNCLASSIFIED

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0003/P00025	10	10
NAME OF THE OFFEROR OR CONTRACTOR
GEOEYE IMAGERY COLLECTION SYSTEMS INC.
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
	Accounting Info: TBD Funded: $0.00 Period of Performance: 09/01/2012 to 08/31/2013
	Change Item 0206 to read as follows(amount shown is the obligated amount):
0206	Commercial Satellite Imagery - System Engineering Services Support. Award Type: Time-and-materials CLIN VALUE [*] Incrementally Funded Amount: $70,000.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Requisition No: NSU8Gl2185AS04				70,000.00
	Accounting Info: 9720400.4802 8E2 85ME CM17XX SU8888 58810 34345B 880300 ACRN: AW Funded: $70,000.00 Period of Performance: 09/01/2012 to 08/31/2013
	G-1 Accounting and Appropriation Data
	ACRN Accounting and Appropriation Data				Amount
	AN 9720100.4802 8A2 85CR P533XX SU8888594C0 35102B 880300 (NSU8G82177AS94/00000l) (NSU8G82177AS94)				$37,255,557.00
	AW 9720400.4802 8E2 85ME CM17XX SU888858810 34345B 880300 (NSU8G12185AS04)				$70,000,00
	Total:				$37,325,557.00

UNCLASSIFIED

HM0210-10-C-0003-P00025

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION.

UNCLASSIFIED//FOR OFFICIAL  USE ONLY
WHEN SEPARATED  FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0100
0101- See Note #1	$135,864,117.00	$135,864,117.00	$0.00
0102	[*]	$0.00	[*]
0103	$0.00	$0.00	$0.00
0104	[*]	$0.00	[*]
0105	[*]	$0.00	[*]
0106	[*]	[*]	[*]
Subtotal Contract Year 2	[*]	[*]	[*]
CLIN Series 0200
0201AA-See Note #2	$37,500,000.00	$37,255,557.00	$244,443.00
0201AB	$750,000.00	$0.00	$750,000.00
0201AC	$1,500,000.00	$0.00	$1,500,000.00
0201AD	$119,250,000.00	$0.00	$119,250,000.00
0202	$0.00	$0.00	$0.00
0203	$0.00	$0.00	$0.00
0204	[*]	$0.00	[*]
0205	[*]	$0.00	[*]
0206	$5,000,000.00	$70,000.00	$4.930,000.00
Subtotal Contract Year 3	[*]	$37,325,557.00	[*]
CLIN Series 0300
0301	$159,000,000.00	$0.00	$159,000,000.00
0302	[*]	$0.00	[*]
0303	$183,600,000.00	$0.00	$183,600,000.00
0304	[*]	$0.00	[*]
0305	[*]	$0.00	[*]
0306	[*]	$0.00	[*]
Subtotal Contract Year 4	[*]	$0.00	[*]
CLIN Series 0400
0401	$159,000,000.00	$0.00	$159,000,000.00
0402	[*]	$0.00	[*]
0403	$183,600,000.00	$0.00	$183,600,000.00
0404	[*]	$0.00	[*]
0405	[*]	$0.00	[*]
0406	[*]	$0.00	[*]
Subtotal Contract Year 5	[*]	$0.00	[*]
CLIN Series 0500
0501	$159,000,000.00	$0.00	$159,000,000.00
0502	[*]	$0.00	[*]
0503	$183,600,000.00	$0.00	$183,600,000.00
0504	[*]	$0.00	[*]
0505	[*]	$0.00	[*]
0506	[*]	$0.00	[*]
Subtotal Contract Year 6	[*]	$0.00	[*]
CLIN Series 0600
0601	$159,000,000.00	$0.00	$159,000,000.00
0602	[*]	$0.00	[*]
0603	$183,600,000.00	$0.00	$183,600,00.00
0604	[*]	$0.00	[*]
0605	[*]	$0.00	[*]
0606	[*]	$0.00	[*]

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount

Subtotal Contract Year 7	[*]	$0.00	[*]
CLIN Series 0700
0701	$159,000,000.00	$0.00	159,000,000.00
0702	[*]	$0.00	[*]
0703	183,600,000.00	$0.00	183,600,000.00
0704	[*]	$0.00	[*]
0705	[*]	$0.00	[*]
0706	[*]	$0.00	[*]
Subtotal Contract Year 8	[*]	$0.00	[*]
CLIN Series 0800
0801	159,000,000.00	$0.00	$1 59,000,000.00
0802	[*]	$0.00	[*]
0803	183,600,000.00	$0.00	183,600,000.00
0804	[*]	$0.00	[*]
0805	[*]	$0.00	[*]
0806	[*]	$0.00	[*]
Subtotal Contract Year 9	[*]	$0.00	[*]
CLIN Series 0900
0901	$159,000,000.00	$0.00	159,000,000.00
0902	[*]	$0.00	[*]
0903	183,600,000.00	$0.00	183,600,000.00
0904	[*]	$0.00	[*]
0905	[*]	$0.00	[*]
0906	[*]	$0.00	[*]
Subtotal Contract Year 10	[*]	$0.00	[*]

Total Contract Value with Options	$3,488,529,800.00	[*]	[*]

Note #1: In accordance with (l AW) Attachment l , Enhanced View Imagery Acquisition Statement of Work, Appendix B, Metrics Reporting/Reports and Performance Criteria, $2,719,500 in CLIN 0001 Hold Back penalty has been assessed against CLIN 0001. As a result of the penalty assessment against CLIN 0001, the CLIN 0101 Obligated Amount column will not exceed the stated value of the CLIN: $135,864,117.
Note #2: l AW Attachment I , Enhanced View Imagery Acquisition Statement of Work, Appendix B, Metrics Reporting/Reports and Performance Criteria, $244,443 in CLIN 0101 Performance Criteria penalty consideration has been applied against funds due under CLIN 0201AA. Accordingly, the CLIN 0201 AA Obligated Amount column will not exceed $37,255,557.

B.8	(U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0001 through 0006 (and Option CLINs if exercised) as stated above.

B.9	(U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price and Time and Material cont ract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)	OPTION PERIODS

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B.10
(U) OPTION CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, AND 0901- COMMERCIAL SATELLITE IMAGERY SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor's satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options, and Special Contract Requirement H.27, Operating & Ordering Procedures For The Service Level Agreement Under Option CLIN Series 0x01 or Option CLIN Series 0x03. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01	Baseline Quantity (sq nmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)	[*]	[*]
Option CLIN 0201AA (Contract Year 3)	[*]	$37,500,000.00
Option CLIN 0201AB (Contract Year 3)	N/A	$750,000.00
Option CLIN 020lAC (Contract Year 3)	N/A	$1,500,000.00
Option CLIN 0201AD (Contract Year 3)	[*]	$119,250,000.00
Option CLIN 0301 (Contract Year 4)	[*]	[*]
Option CLIN 0401 (Contract Year 5)	[*]	[*]
Option CLIN 0501 (Contract Year 6)	[*]	[*]
Option CLIN 0601 (Contract Year 7)	[*]	[*]
Option CLIN 0701 (Contract Year 8)	[*]	[*]
Option CLIN 0801 (Contract Year 9)	[*]	[*]
Option CLIN 0901 (Contract Year 10)	[*]	[*]

(U) Funds are not presently available for the full a mount of Option CLINs, 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, and 0901 (if exercised). The Government intends to incrementally fund these Option CLINs. The Government's and the Contractor's continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performace under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such orders and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.11	(U) OPTION CLINs 0102, 0202, 0302, 0402, 0502, 0602, 0702, 0802, AND 0902: RESERVED

B.12	(U) OPTION CLINs 0103 AND 0203: RESERVED

B.13
(U) OPTION CLINs 0303, 0403, 0503, 0603, 0703, 0803, AND 0903: COMMERCIAL SATELLITE IMAGERY- SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (AUGMENTATION IMAGERY COLLECTION CAPACITY)

(U) The scope of this FFP CLIN for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor's augmentation satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options, Special Contract Requirement H.26, Special Terms And Conditions In The Event Of Termination For Convenience and/or Cancellation Of Other Transaction For Prototype Project (OTFPP) Agreement And Subsequent Impacts To Option CLIN Series 0x03, and Special Contract Requirement H.27, Operating & Ordering Procedures For The Service Level Agreement Under Option CLIN Series 0x01 or Option CLIN Series 0x03. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 4 through 10 *

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CLIN Series Ox03	Augmentation Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
** Option CLIN 0303 (Contract Year 4)	[*]	[*]
Option CLIN 0403 (Contract Year 5)	[*]	[*]
Option CLIN 0503 (Contract Year 6)	[*]	[*]
Option CLIN 0603 (Contract Year 7)	[*]	[*]
Option CLIN 0703 (Contract Year 8)	[*]	[*]
Option CLIN 0803 (Contract Year 9)	[*]	[*]
Option CLIN 0903 (Contract Year 10)	[*]	[*]

* The first Option in CLIN Series 0x03 to be exercised is dependent on successful completion of Milestone #19 of the companion OTFPP Agreement No. HM0210-10-9-000 l to this contract.
** The monthly fee(s) shall be pro-rated for any partial month based on the total days the SLA is in effect. (For example, if the monthly fee is $30, or $360 for 12 months, and the SLA does not take effect until the 16th day of  the second month, Option CLIN 0303 would be priced at $15 for the second month and $30 for the next l 0 months, or $315 for 10.5 months.)

(U) Funds are not presently available for the full amount of Option CLINs 0303, 0403, 0503, 0603, 0703, 0803, and 0903 (if exercised). The Government intends to incrementally fund these Option CLINs. The Government's and the Contractor's continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such orders and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.14	(U) OPTION CLINs 0104, 0204, 0304, 0404, 0504, 0604, 0704, 0804, AND 0904: COMMERCIAL SATELLITE IMAGERY - VALUE-ADDED PRODUCTS AND SERVICES

(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1 , EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is estimated at the amounts set forth below. These Option CLINs have a ceiling value of [*] per year for Contract Years 2 through 6, and ceiling values of [*] per year for Contract Years 7 through l 0. The sum of all items ordered herein and invoiced for shall not exceed each Option CLINs' ceiling value.

(U) Minimum Amount: [*] per Option CLIN
(U) Maximum Amount: [*] per Option CLINs 0104, 0204, 0304, 0404, 0504 through 0604
(U) Maximum Amount: [*] per Option CLINs 0704 through 0904

(U) Option CLIN 0104, 0204, 0304, 0404, 0504, 0604, 0704, 0804, and 0904 are indefinite-quantity ordering CLINs for the supplies or services and prices as specified in the Statement of' Work or in separately issued contractual documents and are effective for the entire period of performance or as otherwise specified. Ordering will be accomplished in accordance with Special Contract Requirement H.7, Ordering Procedures. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work, Section C. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified herein up to and including the amount designated as the "maximum." The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations. (Funding obligations for this CLIN may occur via Standard Form 30s, DO Form 1155s, or other forms as determined at the time of award of the specific value-added requirement.)

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B.15	(U) OPTION CLINs 0105, 0205, 0305, 0405, 0505, 0605, 0705, 0805, AND 0905: COMMERCIAL SATELLITE IMAGERY - PHYSICAL MEDIA DELIVERY

(U) The scope of effort for this CLIN Series is defined in Contract Attachment I, Enhanced View Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. These Option CLINs have a ceiling value of [*] contract year. The sum of all items provided herein and invoiced for shall not exceed [*] Option CLIN.

(U) Minimum Amount: $0.00 per Option CLIN
(U) Maximum Amount: [*] per Option CLIN

(U) Option CLINs 0105, 0205, 0305, 0405, 0505, 0605, 0705, 0805, and 0905 are indefinite-quantity ordering CLINs for the supplies or services and prices specified herein to support the storage and dissemination of imagery, and image products on media, and are effective for the entire period of performance. Delivery or performance shall be made only as authorized by the Contracting Officer, the Contracting Officer's Representative, or other government official as designated by the Contracting Officer. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Option CLINs 0105, 0205, 0305, 0405, 0505, 0605, 0705, 0805, and 0905 up to and including the amount designated as the "maximum.". The Government has no minimum order obligations.

B.16	(U) OPTION CLINs 0106, 0206, 0306, 0406, 0506, 0606, 0706, 0806, AND 0906: COMMERCIAL SATELLITE IMAGERY- SYSTEM ENGINEERING SERVICES SUPPORT

(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. These Option CLINs have a ceiling value of [*] each. The sum of all effort provided herein and invoiced for shall not exceed [*] per Option CLIN. Option CLINs 0106, 0206, 0306, 0406, 0506, 0606, 0706, 0806, and 0906 are T&M CLINs for System Engineering Services Support. T&M support shall be provided as directed by the Contracting Officer.

(U) These Option CLINs will be incrementally funded in accordance with NGA budget and policy provisions. The Government's and the Contractor's continuing obligations under these CLINs are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under these Option CLINs may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

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(U) SECTION F- Deliveries or Performance

F.1	(U) FAR 52.242-15 STOP-WORK ORDER.(AUG 1989)

F.2	(U) FAR 52.247-34 F.O.B. DESTINATION. (NOV 1991)

(U) The principal place of performance under this Contract shall be the Contractor 's facility located at:

2325 Dulles Corner Boulevard, Herndon, VA 20171-4674

F.3	(U) CONSIGNEE AND ADDRESS

(U//FOUO) In the event submitted items are classified TOP SECRET, SI/TK or other compartmented categories they shall be sent through Government approved courier channels to:

[*]
[*]
[*]
[*]

(U/FOUO) Other agreement documentation or non-compartmented classification through SECRET may be forwarded by registered mail to:

[*]
[*]
[*]
[*]

F.4	(U) PERSONAL DELIVERY

(U) In the event any item under this Contract is personally delivered to the Contracting Officer's Representative or the Contracting Officer, the Contractor shall obtain a signed receipt in duplicate from the Contracting Officer's Representative or Contracting Officer. One copy of the receipt shall be attached to the Contractor's invoice submitted for payment for such item(s). Failure to do so may result in delayed payment.

F.5	(U) PERIOD OF PERFORMANCE

a. (U) This Contract commences upon execution. Specific CLIN periods of performance, excluding CLIN Series 010x and CLIN 0201, are as shown below. For CLIN Series 010x the period of performance will run from option exercise through August 31, 2012. CLIN 0201 is broken into a four part option with different performance periods:
Sub-CLIN 0201AA, 01-September-2012 through 30-November-2012;
Sub-CLIN 0201AB, 01-September-2012 through 27-September-2012;
Sub-CLIN 0201AC, 28-September-2012 through 30-November-2012; and
Sub-C LIN 0201AD, 01-December-2012 through 31-August-2013.

(U) The period of performance of CLIN 0001 is from 01 September 2010 through October 4, 2011. If and to the extent that any CLIN under Option CLIN Series 0x01 is exercised, the period of performance for each individual CLIN is through 12 Months After Previous Contract Period Ends (MAPCPE).

(U) The period of performance for CLIN 0002 is from contract award through January 31, 2013, with the option periods RESERVED.

(U) CLIN 0003 is RESERVED. If and to the extent that any CLIN under Option CLIN Series 0x03 is exercised, the period of performance for each individual CLIN is through 12 MAPCPE, excluding the first option exercise under this CLIN Series. For the first option exercised under Option CLIN Series 0x03, see Special Contract Requirement H.24, Exercise of Option, paragraph d for the period of performance.

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(U) The ordering period for CUNs 0004, 0005 and 0006 is from contract award through October 4, 2011. If and to the extent that any CLIN under Option CLIN Series 0x04, 0x05 and 0x06 is exercised, the ordering period of performance for each individual CLIN is through 12 MAPCPE.

(U) The table below graphically illustrates the base and option periods for all CLINs.

This Table is UNCLASSIFIED
Contract Year	CLIN Series 0x01	CLIN Series 0x02	CLIN Series 0x03	CLIN Series 0x04	CLIN Series 0x05	CLIN Series 0x06
1 (Base Year)	Base	Base	RESERVED	Base	Base	Base
2	Through 31- AUG-2012		RESERVED	Through 31- AUG-2012	Through 31- AUG-2012	Through 3 1- AUG-2012

3	See a. above for Sub-CLINs 0201AA, AB, AC and AD		RESERVED	1 2 MAPCPE	12 MAPCPE	12 MAPCPE
4	12 MAPCPE	RESERVED	12 MAPCPE	12MAPCPE	12 MAPCPE	12 MAPCPE
5	12 MAPCPE	RESERVED	12 MAPCPE	12MAPCPE	12MAPCPE	12 MAPCPE
6	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12MAPCPE	12 MAPCPE
7	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
8	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
9	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12MAPCPE	12 MAPCPE
10	12 MAPCPE	RESERVED	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE

b. (U) Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this clause. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.

F.6	(U) PLACE OF DELIVERY

a. (U) Primary Delivery: Origin. The articles to be furnished hereunder shall be delivered upon placement into the NGA Product Archive located at the Contractor's site or as designated by the Contracting Officer at the time of tasking in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

b. (U) Secondary Delivery: Destination. Finished products shall be transmitted electronically (in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work) upon NGA request after placement into the NGA Product Archive located at the Contractor's site at no additional charge. If requested, NGA may designate another media type for delivery at additional expense.

F.7	(U) DATA DELIVERABLE

(U) The contractor shall provide data deliverables and reports in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

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This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
	0101	AM	9720100.4802 8A2 85CR UC33XX SU8888 594C0 343458 880300	[*]
P00017			Total	[*]	[*]
	0001	AP	9720100.4802 8A2 85CR UC02AP SU8888 594C0 343458 880300	[*]
	0001	AQ	9720100.4802 8A2 85CR UC021Q SU8888 594C0 343458 880300	[*]
	0001	AR	9720100.4802 8A2 85CR UC02SO SU8888 594C0 343458 880300	[*]
P00018	0001	AS	9720 I 00.4802 8A2 85CR UC02YE SU8888 594C0 343458 880300	[*]	[*]
	0001	AT	97201 00.4802 8A2 85CR UC02CT SU8888 594C0 343458 880300	[*]
	0001	AM	9720100.4802 8A2 85CR UC33XX SU8888 594C0 343458 880300	[*]
			Total	[*]
	0106	AL	9710400.4802 8E I 85ME CMI7SE ASX888 58810 343458 880300	[*]
P00019			Total	[*]	[*]
	0101	AN	9720100.4802 8A2 85CR P533XX SU8888 594C0 351028 880300	[*]
P00020			Total	[*]	[*]
	0006	AU	9710400.4802 8E1 85ME CM17SE AB8888 58810 343458 880300	[*]
	0101	AN	9720100.4802 8A2 85CR P533XX SU8888 594C0 351028 880300	[*]	[*]
P00021			Total	[*]
	0101	AN	9720100.4802 8A2 85CR P533XX SU8888 594C0 351028 880300	[*]
P00022			Total	[*]	[*]
	0002	AV	9710400.4802 8EI 85ME CM 1 7SE AB8888 588AG 343458 880300	[*]
P00023			Total	[*]	[*]
	0101	AN	9720100.4802 8A2 85CR P533XX SU8888 594C0 351028 880300	[*]
P00024			Total	[*]	[*]
	0201 AA	AN	9720100.4802 8A2 85CR P533XX SU8888 594C0 351028 880300	$37,255,557.00
P00025	206	AW	9720400.4802 8E2 85ME CM I7XX SU8888 5881 0343458 880300	$70,000.00	[*]
			Total	$37,325,557.00

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2. (U) All license rights for use of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data provided to the U.S. Government purchased under this NGA contract are in perpetuity.

3. (U) Licensed users may generate an unlimited number of hardcopies and softcopies of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data for their use.

4. (i) (U) Licensed users may generate any derived product from the licensed unprocessed sensor data; and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data.

(ii) (U) Unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this NGA contract have no restrictions on use and distribution, but shall contain the copyright markings.

b. (U) Licensed Users
1. (U) The imagery may be used by the U.S. Government (including, all branches, departments, agencies, and offices).
2. (U) The U.S. Government may provide the imagery to the following organizations:
State Governments
Local Governments
Foreign Governments and inter-governmental organizations
Non-Governmental Organization's (NGO) and other non-profit organizations
3. (U) In consideration for the flexibility afforded to the U.S. Government by allowing unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data to be shared, the United States Government shall use its reasonable best efforts to minimize the effects on commercial sales. Acquisition and dissemination of imagery and imagery products collected within the United States shall be restricted in accordance with law and regulation.

H.24 (U) EXERCISE OF OPTIONS

a. (U) The Government has the unilateral right to exercise any option under this contract by a contract modification signed by the Contracting Officer. The Government may exercise from time to time, either in whole or in part, some or all the option CLINs. An option will be exercised by issuance of a modification prior to the end of the current contract period, EXCEPT FOR: Option 1 Contract Year 2, which will be exercised by issuance of a modification not later than October 31, 2011; Option 2 Contract Year 3 CLIN 0201AC, which will be exercised by issuance of a modification not later than September 14, 2012; and Option 2 Contract Year 3 CLIN 0201 AD, which will be exercised by issuance of a modification not later than December 15, 2012. The Government will provide written notice 30 days prior to its intent to exercise any option except for CLIN 0201AD, where the Government will provide written notice not later than October 31, 2012.

b. (U) If exercised, Option CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, and 0901, SLA for Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity) will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, except as noted in paragraph a above for Option 1, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

c. (U) CLIN 0002: In the event that the Government establishes CLIN 0002 as an Option, the Government may unilaterally exercise CLIN 0002 at the pricing shown in Section B, Supplies or Services/Prices, within 12 Months from award of the contract.

d. (U) If exercised, Option CLINs 0303, 0403, 0503, 0603, 0703, 0803, and 0903, SLA for Pixel & Imagery Acquisition / Operations (Augmented Collection Capacity) will be exercised not later than the last day of the base period or subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised; HOWEVER, the first Option exercised under CLIN Series 0x03 is dependent on successful completion of Milestone #19 of the companion OTFPP Agreement No. HM0210-10-9-0001 to this contract. Accordingly, if Milestone #19 does not occur until the Option CLIN 0403 time frame, Option CLIN 0403 will be deemed the first Option period for purposes of this paragraph and contract.

e. (U) If exercised, Option CLINs 0104, 0204,0304,0404, 0504,0604,0704, 0804, and 0904 Value-Added Products and Services will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, except as noted in paragraph a above for Option 1 , as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

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HM0210-10-C-0003-P00025

CONFIDENTIAL TREATMENT OF CERTAIN DESIGNATED PORTIONS OF THIS EXHIBIT HAS BEEN REQUESTED BY
GEOEYE, INC. SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY A [*] IN THE TEXT, AND
SUBMITTED TO THE COMMISSION

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WHEN SEPARATED  FROM ATTACHMENT 1

(U) SECTION J - List of Documents Exhibits and Other Attachments

J.1      (U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

This Table is UNCLASSIFIED
Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW) (CLASSIFIED)	August 24, 2012
2	DO Form 254, Contract Security Classification Specification, Revision 1	April 15, 2011
3	Government Furnished Property List (to be determined based on Offeror's proposal)	June 25, 2010
4	Small Business Subcontracting Plan (to be provided by Offeror)	June 25, 2010
5	List of Data Delivered with Government Purpose Rights (to be provided by Offeror)	March 1, 2010
6	List of Data with Limited Rights (to be provided by Offeror)	March 1, 2010
7	Nondisclosure Agreement

Contract Page 63 of 63
UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPERATED FROM ATTACHMENT 1